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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned, Brent D. Willis, Chief Executive Officer of Cott Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the year ended December 30, 2006 (the "Report").

The undersigned hereby certifies that to the best of his knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 28th day of February, 2007.


                                        /s/ Brent D. Willis
                                        ----------------------------------------
                                        Brent D. Willis
                                        Chief Executive Officer
                                        February 28, 2007